                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               [Amendment No.__ ]

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             14a-6(e)(2))

      [  ]  Definitive Proxy Statement

      [  ]  Definitive Additional Materials

      [  ]  Soliciting Material Pursuant toss.240.14a- 11(c) orss.240.14a-12

                              Medix Resources, Inc.
                (Name of Registrant as Specified in Its Charter)

                              Medix Resources, Inc.
                   (Name of Person(s) Filing Proxy Statement)

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                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170
                                 (212) 697-2509

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 8, 2002

     NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  of Medix
Resources,  Inc.,  a  Colorado  corporation  (the  "Company"),  will  be held at
_________________________,  on  Tuesday,  October 8, 2002 at 10:00  a.m.,  local time, for the following purposes:

     1.   To  elect  two (2)  members  to the  Company's  seven-person  Board of
          Directors, who will serve 3-year terms, and until their successors are duly elected and qualified;

     2.   To approve an amendment to the Company's  Articles of Incorporation to increase the number of shares of the Company's common stock, par value
          $.001 per share (the "Common Stock"), authorized for issuance from 100 million to 125 million;

     3.   To ratify the  appointment  of  Ehrhardt  Keefe  Steiner & Hottman PC, independent public accountants,  to audit the financial  statements of the Company for the fiscal year ending December 31, 2002; and

     4.   To transact such other business as may properly come before the Annual
          Meeting or any adjournments(s) thereof.

     The Board of Directors  has fixed the close of business on August 22, 2002, as the record date (the "Record Date") for determining the Shareholders entitled to receive  notice of, and to vote at, the Annual  Meeting.  A complete  list of shareholders  entitled to vote at the Annual  Meeting  will be  available,  upon written demand,  for inspection  during normal business hours by any shareholder of the  Company  prior  to the  Annual  Meeting,  for a proper  purpose,  at the
Company's  offices located at the address set forth above.  Only shareholders of record on the Record Date are  entitled to notice of, and to vote at, the Annual
Meeting and any and all adjournments or postponements thereof.

     A copy of the Company's  Annual Report to Shareholders  for the fiscal year ended  December 31,  2001, a Proxy  Statement  and a proxy card  accompany  this notice. These materials were sent to shareholders on or about August 30, 2002.

ALL SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
HOWEVER, TO ENSURE YOUR  REPRESENTATION AT THE ANNUAL MEETING,  YOU ARE URGED TO
MARK,  SIGN,  DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN
THE  POSTAGE-PREPAID   ENVELOPE  ENCLOSED  FOR  THAT  PURPOSE.  ANY  SHAREHOLDER
ATTENDING  THE ANNUAL  MEETING MAY VOTE IN PERSON EVEN IF SUCH  SHAREHOLDER  HAS
PREVIOUSLY RETURNED A PROXY CARD.

                                      By Order of the Board of Directors

                                        Mark W. Lerner
                                        Secretary

New York, New York
August 30, 2002

                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170
                                 (212) 697-2509

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 8, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The  enclosed  Proxy is  solicited  on behalf of the Board of  Directors of
Medix Resources,  Inc., a Colorado  corporation (the "Company"),  for use at the
Annual  Meeting of  Shareholders  to be held on October 8, 2002,  at 10:00 a.m., local time, or at any adjournment(s)  thereof, for the purposes set forth herein and in the  accompanying  Notice of Annual Meeting of  Shareholders.  The Annual
Meeting  will  be  held  at  ______________________.  These  proxy  solicitation materials were mailed on or about August 30, 2002 to all shareholders  listed in the  shareholder  records of the  Company as of the Record Date (as that term is defined below). The Company will bear the cost of this solicitation.

Record Date and Quorum

     Shareholders  of record at the close of  business  on August 22,  2002 (the
"Record Date") are entitled to vote at the Annual  Meeting.  On the Record Date,
_________ shares of the Company's common stock,  $0.001 par value per share (the
"Common Stock"),  were outstanding.  Shareholders  holding at least one-third of all shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

     Any Proxy given pursuant to this  solicitation may be revoked by the person or entity  giving it at any time before its use by  delivering  to the Company a written  notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder  appointing the proxy if the  Secretary or other  officer or agent of the Company who is authorized to tabulate  votes  receives  notice of such death or  incapacity  before the proxy exercises his authority under the appointment.

Voting and Solicitation

     Each outstanding share of Common Stock shall be entitled to one (1) vote on each  matter  submitted  to a vote at the Annual  Meeting.  Assuming a quorum is present, those candidates receiving the most votes shall be elected as directors of the Company.  Approval of the proposed amendment to the Company's Articles of
Incorporation  to increase  the number of shares of the  Company's  Common Stock authorized for issuance from 100 million to 125 million, and ratification of the appointment  of our  independent  public  accountants,  will be  approved by the shareholders  if the number of votes cast for such proposals  exceeds the number of votes cast against it,  assuming a quorum is present.  Where brokers have not received  any  instructions  from their  clients on how to vote on a  particular proposal,  brokers  are  permitted  to  vote  on  routine  proposals  but not on non-routine  matters.  The absences of votes on non-routine  matters are "broker non-votes."  Abstentions  and  broker  non-votes  shall be counted  towards  the presence of a quorum.  However, they will not be counted and will have no effect in the  election  of  directors  or on the other votes to be taken at the Annual
Meeting.

     The principal executive offices of the Company are located at 420 Lexington
Ave., Suite 1830, New York,  NewYork 10170. In addition to the use of the mails, proxies may be  solicited  personally,  by telephone  or by  facsimile,  and the
Company may reimburse  brokerage  firms and other persons  holding shares of the
Company's  Common  Stock in their names or in the names of their  nominees,  for their  reasonable  expenses in forwarding  proxy  solicitation  materials to the beneficial  owners.  The Company may retain the services of a professional proxy solicitation  firm,  in which case the Company  will pay such firm its  standard fees for such services and reimburse such firm for its out-of-pocket expenses.

Matters to Be Brought Before the Annual Meeting

     The  matters to be  brought  before the  Annual  Meeting  include:  (1) the election of two (2) members of the Company's Board of Directors; (2) approval of the proposed  amendment to the Company's  Articles of  Incorporation to increase the number of shares of the Company's  Common Stock authorized for issuance from
100 million to 125 million;  (3) the ratification of the appointment of Ehrhardt
Keefe  Steiner  &  Hottman  PC,  independent  public  accountants,  to audit the financial  statements  of the Company for the fiscal  year ending  December  31,
2002; and (4) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Deadline for Receipt of Shareholder Proposals for Next Annual Meeting

     Shareholders  of  the  Company  who  intend  to  present  proposals  at the
Company's 2003 Annual Meeting of Shareholders  must deliver such proposals to us no later than March 31, 2003 in order to be included in the Proxy  Statement and form of Proxy relating to the 2003 Annual Meeting of Shareholders.  In addition, if we receive notice of a shareholder proposal after that date, then the persons named  in that  Proxy  Statement  and  form of  Proxy  will  have  discretionary authority  to vote on such  shareholder  proposal,  without  discussion  of such proposal  in the Proxy  Statement  and  without  such  proposal  appearing  as a separate item on the form of Proxy.

                              ELECTION OF DIRECTORS
Nominees

     Our Board of Directors currently consists of seven directors. Our Directors are Mr. Samuel H. Havens, Ms. Joan E. Herman, Mr. Patrick W. Jeffries,  Mr. John
T. Lane,  Mr. John R.  Prufeta,  Mr. Guy L. Scalzi,  and Dr.  David B.  Skinner.
Pursuant to the Company's Articles of Incorporation, whenever our Board consists of six or more  members,  the Board shall be  classified  into three  classes as nearly equal in number as possible.  The terms of two directors terminate at the
2002 Annual  Meeting,  Messrs.  Havens and Scalzi.  The Board of  Directors  has
nominated  those two current  directors to fill these positions for a three year term. The Board of Directors  recommends  that the  Shareholders  vote "FOR" the director nominees listed below.  Unless otherwise  instructed,  the proxy holder will vote the  proxies  received  by him for  management's  nominees,  as listed below.  At the next  Annual  Meeting,  unless a  vacancy  on the Board is filled during the year, two directors will be elected for a three-year term each.

     In the event any  management  nominee is unable or  declines  to serve as a director at the time of the Annual  Meeting,  the proxies  will be voted for any nominee who shall be  designated  by the current  Board of Directors to fill the vacancy.  It is not expected  that any nominee will be unable or will decline to serve as a  director.  The term of office of each  person  elected as a director will continue until the end of his or her respective  term as stated above,  and until such person's successor has been elected and qualified.

   The nominees are as follows:
        Name          Position With the          Age            First Elected
                          Company
--------------------------------------------------------------------------------
Samuel H. Havens(1)       Director               59                 1999
 Guy L. Scalzi (2)        Director               56                 2001
____________________
  (1) Member of the Finance and Nominating Committees of the Board of Directors
  (2) Member of the Nominating Committee of the Board of Directors

Biographical Information on Nominees.

Samuel  H.  Havens.  Prior to his  retirement  in 1996,  Mr.  Havens  served  as
President of Prudential  Healthcare for five years. He had begun his career with
The Prudential  Insurance  Company as a group sales  representative in 1965, and served in various posts in Prudential  healthcare operations over three decades.
Since  retiring,  Mr.  Havens  has  served on the Board and as a  consultant  to various  healthcare  organizations.  He is a member of the Board of  Advisors of
Temple Law School and the Editorial Board of Managed Care Quarterly.  Mr. Havens
completed  the  Executive   Program  in  Business   Administration  at  Columbia
University. He holds a JD degree from Temple Law School, a CLU from the American
College of Life Underwriters, and a BA degree from Hamilton College.

Guy L. Scalzi Mr. Scalzi is Vice President and Chief Operating  Officer of First
Consulting Group Management Services,  LLC, a healthcare  information technology consultant.  Prior to joining that company in January  2000,  he was Senior Vice
President and Chief  Information  Officer for New York  Presbyterian  Healthcare
System from April 1996 to December  1999.  From January 1995 to March 1996,  Mr.
Scalzi  was  Director  of  Planning  for   Information   Services  at  New  York
Hospital-Cornell  Medical Center.  From June 1993 to December 1994, he was Chief
Information  Officer,  The  Hospital  for Joint  Diseases,  New York  University
Medical  Center.  From 1984 to 1993, he was a founder and senior  executive with
DataEase  International,  Inc., an  international  PC software  development  and marketing  company.  Mr.  Scalzi has an MBA from  Manhattan  College  and a B.S.
degree from The State University of New York at Oswego.

Current Board Members

     Listed  below is  information  about the  current  members  of our Board of
Directors and the Committees on which they serve.

Name                   Date of Birth             Position       Director Since
--------------------------------------------------------------------------------
Samuel H. Havens (4)(5)   6/19/43    Director and Chair of the        1999
                                     Nominating Committee
--------------------------------------------------------------------------------
Joan E. Herman (2)(3)     6/2/53     Director and Chair of the        2000
                                     Audit Committee
--------------------------------------------------------------------------------
Patrick  W. Jeffries(4)   1/25/53    Director and Chair of the        2001
                                     Finance Committee
--------------------------------------------------------------------------------
John T. Lane (1)(2)(3)(4) 4/13/42    Director and Chairman of         1999
                                     The Board
--------------------------------------------------------------------------------
John R. Prufeta (1)(4)(5) 7/1/60     President, Chief Executive       1999
                                     Officer and a Director
--------------------------------------------------------------------------------
Guy L. Scalzi(5)          7/18/46    Director                         2001
--------------------------------------------------------------------------------
Dr. David B. Skinner (1)  4/28/35    Director and Chair of the        1999
(2)(3)                               Compensation Committee
--------------------------------------------------------------------------------
____________________
(1)   Member of the Executive Committee
(2)   Member of the Audit Committee
(3)   Member of the Compensation Committee
(4)   Member of the Finance Committee
(5)   Member of Nominating Committee

     The  following is  biographical  information  about those  directors  whose information does not appear elsewhere in this proxy statement.

John T. Lane.  Prior to his retirement  from J.P.  Morgan & Company in 1994, Mr.
Lane was head of that  firm's  U.S.  Private  Clients  Group.  He also served as
Chairman of J.P. Morgan,  Florida;  a Director of Morgan  Shareholder  Services,
J.P. Morgan of California, and Morgan Futures; and a member of the firm's Credit
Policy  committee.  Earlier,  he held a number of  positions in the J. P. Morgan organization, which he joined in 1968. Since retiring from J.P. Morgan, Lane has served as a consultant to various  organizations.  Mr. Lane currently  serves or the Boards of Acme Metals  Incorporated  and  Biospecifics  Technologies  Corp.,
whose common shares are publicly  traded.  Mr. Lane holds an MBA degree from the
University of Michigan, and a BA degree from Dartmouth College.

Joan E.  Herman.  Ms  Herman  is the  Group  President  of  WellPoint's  Senior,
Specialty,  and State  Sponsored  Programs  division and is responsible  for the
Company's  Dental,   Life  &  AD&D,   Pharmacy,   Behavioral  Health,   Workers'
Compensation Managed Care Services,  Senior Services, and Disability businesses.
She is also responsible for WellPoint's State Sponsored Programs,  which include
MediCal and Healthy  Families.  In 1999, a WellPoint  affiliate  entered into an agreement with the Company to implement a pilot program for the  introduction of
Cymedix(R)software  to healthcare  providers  identified by such affiliate.  Ms.
Herman serves on the Company's Board of Directors  pursuant to the terms of that agreement.  Prior to joining  WellPoint in 1998,  Ms. Herman was the Senior Vice
President,  Strategic Development and Senior Vice President, Group Insurance for
Phoenix Home Life Mutual Insurance Company. Ms. Herman has served as chairman of the  board of  Leadership  Greater  Hartford  and been a member  of the board of directors of the American Academy of Actuaries,  the American  Leadership Forum,
the Hartford Ballet, the Greater Hartford Arts Council,  and the Children's Fund
of  Connecticut.  She is a member of the  American  Academy of  Actuaries  and a
Fellow of the Society of Actuaries.  Ms. Herman holds an MA in Mathematics  from
Yale  University,  an MBA from  Western  New  England  College,  and an A.B.  in mathematics from Barnard College.

Patrick W.  Jeffries.  In March 2002,  Mr.  Jeffries  became the Executive  Vice
President  for IT and Central  Services of WellPoint  Health  Networks  Inc. Mr.
Jeffries  is the  founding  partner  of Health  Technology  Partners,  LLC and a predecessor company,  which was founded in 1997 and provides consulting services for  healthcare and  technology  companies.  From August 1997 to March 1999, Mr.
Jeffries was the CEO and Chairman of the Board of OpTx Corporation, during which time he lead this  disease  management  company  in its  transition  from a late development  stage  company to commercial  profitability.  From December 1995 to
July 1997,  he was  Executive  Vice  President of Salick  Health  Care,  Inc., a
national system of cancer treatment facilities.  From 1985 to 1995, Mr. Jeffries was first an  associate  and then a partner  of  McKinsey &  Company,  Inc.,  an
international   management  consulting  firm.  He  holds  an  MBA  from  Cornell
University and a BSEE from Washington University.

Dr.  David  B.  Skinner.   Dr.   Skinner  is  President   Emeritus  of  the  New
York-Presbyterian  Hospital and the New York-Presbyterian  Healthcare System. He
was Vice  Chairman/President and CEO of the Society of the New York Hospital and
its Healthcare  System and subsequently of the merged  institution for 13 years.
He is also a  professor  of  cardiothoracic  surgery  and  surgery  at the Weill
Medical  College  of  Cornell  University,  professor  of  surgery  at  Columbia
University  College of Physicians and Surgeons,  and an attending surgeon at New
York  Presbyterian  Hospital.  He was  professor  of  surgery  at Johns  Hopkins
University  School of Medicine from 1968 to 1972,  and professor and chairman of surgery at the University of Chicago,  Pritzker  School of Medicine from 1973 to
1987.  Dr.  Skinner  has  been  awarded  numerous  honorary   degrees,   faculty
appointments,  corporate  directorships,  and domestic and international honors, awards, and prizes. Dr. Skinner holds a BA degree,  with high distinction,  from the University of Rochester and an MD degree, cum laude, from Yale University.

Board and Committee Meetings in 2001

     The Board of  Directors  of the  Company  held a total of sixteen  meetings during  the year ended  December  31,  2001  (three in person  and  thirteen  by telephone).  During  the  same  period,  the  Audit  Committee  of the  Board of
Directors met six times (once in person and five meetings by telephone)  and the
Compensation  Committee met once by telephone and signed two unanimous consents.
During 2001, all members of the Company's  Board of Directors  attended over 75%
of the  meetings  of the Board of  Directors  and its  Committees  on which they served that occurred  while they were  directors,  except for Dr.  Skinner,  who missed seven of 23 Board and Committee meetings.  The Nominating  Committee will consider Board nominee  suggestions from our shareholders.  Any such suggestions in connection  with the 2003 Annual  Meeting  should be made to the Committee in writing on or before March 31, 2003.

Directors Compensation

     In 1999,  we adopted  the policy of  compensating  non-employee  Directors,
$1,000 for attending each regular  quarterly  Board meeting in person,  and $250 for attendance by telephone.  The Board of Directors has also authorized payment of reasonable  travel or other  out-of-pocket  expenses incurred by non-employee directors  for  attending  Board or  committee  meetings.  Notwithstanding  this policy,  during 2001, the Directors waived such fees but not  reimbursements for out-of-pocket  expenses.  Independently,  Ms Joan Herman has waived her director fees altogether, based on WellPoint company policy.

     From time to time, the Board of Directors will grant non-employee Directors options to acquire shares of Common Stock as compensation  for their services to the Company as  Directors.  During 2001,  we granted  options  covering  200,000 shares of Common  Stock each to Mr.  Jeffries and Mr.  Scalzi,  at the time they became Directors, which are exercisable at $.78 per share.

     In January  2002,  the  Directors  discontinued  the policy of cash fees to
Directors for attending Board or committee meetings.  Instead, each non-employee
Director  (other than Ms.  Herman) was  compensated  for their  services in 2002 through the grant of options to purchase 40,000 shares of our Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH OF THE ABOVE NOMINEES TO THE
COMPANY'S  BOARD OF DIRECTORS.  ASSUMING A QUORUM IS PRESENT,  THOSE  CANDIDATES
RECEIVING THE MOST VOTES WILL BE ELECTED AS DIRECTORS OF THE COMPANY.

                               EXECUTIVE OFFICERS

     The following  table sets forth the (i) the names of the current  executive officers of the Company, (ii) their ages, and (iii) the capacities in which they serve the Company.  All of the Company's  executive officers devote full-time to the Company's business and affairs.

           Name                        Age               Position(s) With the
                                                                Company
---------------------------------------------------------------------------------
      John R. Prufeta                   42                President and Chief
                                                           Executive Officer
---------------------------------------------------------------------------------
   Patricia A. Minicucci                53                  Executive Vice
                                                         President, Operations
---------------------------------------------------------------------------------
      Mark W. Lerner                    48                  Executive Vice
                                                           President, Chief
                                                         Financial Officer and
                                                               Secretary
---------------------------------------------------------------------------------
      Louis E. Hyman                    34             Executive Vice President
                                                         and Chief Technology
                                                                Officer
---------------------------------------------------------------------------------
     Brian R. Ellacott                  45               Senior Vice President
                                                           and Regional CEO
---------------------------------------------------------------------------------

Executive Officers Biographical Information

John R. Prufeta.  Mr.  Prufeta joined the Company as a full time employee and as its President and Chief Executive  Officer on March 1, 2000. Mr. Prufeta also is the Chairman of the Board of the Company's Cymedix Lynx subsidiary.  He had been appointed to the position of Chief  Executive  Officer while a consultant to the
Company in October 1999.  Prior to that he was the Managing  General  Partner of
The Creative  Group,  Creative Health  Concepts,  and TCG  Development,  and the
President and Chief Executive Officer of Creative  Management  Strategies,  Inc.
for over 11 years. Those affiliated  companies cover a wide spectrum of services within  the  healthcare  industry.  He was  elected  to the  Company's  Board of
Directors in April 1999. A 1983 graduate of St. John's University with a B.S. in management,  Mr. Prufeta  graduated from the Executive  Program,  OPM at Harvard
University, Graduate School of Business.

Patricia  A. Minicucci.  In March  2000,  Ms.  Minicucci  joined the  Company as
Executive  Vice  President,  Operations.  Prior to joining  Medix's  staff,  Ms.
Minicucci  served as Executive Vice President and a Principal of Creative Health
Concepts.  In 1995,  she  founded  and was Chief  Executive  Officer of Practice
Paradigms,  an organization  serving primary care physicians.  Prior to founding
Practice Paradigms, Minicucci was Senior Vice President-Managed Care with Empire
Blue Cross Blue Shield and, before that,  President-Employee  Benefits  Division with  Washington  National  Corporation.  Ms.  Minicucci  began  her  career  in healthcare at CIGNA  Corporation  where she held numerous  positions,  including
President-South  Central Division,  CIGNA Healthplan Inc.; Vice  President-Human
Resources  Division,  Employee  Benefits Group; Vice  President-Human  Resources
Department,  Group Insurance Division;  and Regional Vice President-Field  Claim
Operations,  Group Insurance Division.  She holds a B.A. in History from Russell
Sage College.

Mark W. Lerner.  Mr.  Lerner  became  the  Executive  Vice  President  and Chief
Financial  Officer of the Company on July 1, 2002.  Prior to joining the Company he served as Vice President,  Finance, Operations and Development for Boardroom,
Inc., a publisher of business  information,  from June, 2000, and as Senior Vice
President,   e-commerce  at  Weinstein  &  Holtzman,   Inc.,  a  wholesaler  and
distributor to the  construction  and real estate  industry,  from 1998 to June,
2000. Mr. Lerner served as Chief Financial Officer and Vice President of Finance
and  Operations,   of  the  Science  &  Professional  Division  of  The  Thomson
Corporation,  from 1993 to 1998.  Prior to 1993 he served in  various  financial positions  at Pfizer,  Inc.  over eleven  years.  He received  his BS in Finance degree from Miami University of Ohio, and his MBA degree from Emory University.

Louis E. Hyman. On May 14, 2001, Mr. Hyman became an officer of the Company with the titles of Executive Vice President and Chief Technology Officer.  From March
9 to May 14, 2001, he was a consultant to the Company,  serving as interim Chief
Technology  Officer.  From  September  2000 until joining  Medix,  Mr. Hyman was
President  and  CEO  of  Ideal  Technologies,  Inc.,  a  healthcare  integration consulting  firm.  Mr. Hyman held senior  technology  management  and  executive positions  with  CareInsite,  Inc.  (from August 1999 to September  2000 as Vice
President of Information  Technology)  and LaPook Lear Systems Inc. (from August
1992 to August 1999 as Vice President and Director of Technology), both of which were  merged  into  WebMD,  Inc.  in  September  2000.  As  a  result  of  these transactions, Mr. Hyman maintained his position as Vice President of Information
Technology  with  WebMD  through  November  2000,  where he played a key role in
WebMD's  integration  efforts as well as  initiatives  to improve the  Company's profitability.  He graduated Summa Cum Laude from St. John's University where he earned a B.S. degree in Computer Science.

Brian R. Ellacott. In March 2000, Mr. Ellacott joined the Company as Senior Vice
President of Business  Development.  In Mid-2001,  Mr. Ellacott was appointed as the Division CEO for Southeast Region Markets.  Mr. Ellacott served as president of Cosmetic  Surgery  Consultants  from November 1998 until March 2000,  when he joined Medix  Resources,  Inc. From 1996 to 1998 he was Executive Vice President
of  Alignis  Inc.,  an  alternative   healthcare   PPO.   Before  that,  he  was
president-Bibb  Hospitality  (Atlanta) for The Bibb Company.  Mr. Ellacott began his career in healthcare at Baxter International/American  Hospital Supply where he held numerous  positions,  including Director of National Accounts (Chicago);
Director of  Marketing  (Australia);  Director of  Marketing  (Canada);  Systems
Manager  (Canada);  Regional  Manager  (British  Columbia);  and Product Manager
(hospital products).  He holds a B.A. in Business  Administration,  with Honors, from Wilfrid Laurier University (Waterloo, Canada).

Executive Officer Compensation

Summary  Compensation  Table.  The  following  table  sets  forth the annual and long-term  compensation  for services in all  capacities  to the Company for the three  years  ended  December  31,  2000,  awarded  or paid to, or earned by our
President  and our four other  most  highly  compensated  officers  (the  "Named
Officers").

Summary  Compensation  Table.  The  following  table  sets  forth the annual and long-term  compensation  for services in all  capacities  to the Company for the three years ended December 31, 2001,  awarded or paid to, or earned by our Chief
Executive  Officer ("CEO") and our four other most highly  compensated  officers
(the "Named Officers").

                                     Annual                         Long-Term
                                  Compensation                     Compensation
                              --------------------                 ------------
                                                                    Securities
                                                                    Underlying
Name and Principal   Fiscal                                          Options
     Position         Year     Salary        Bonus      Other(1)     (Shares)
------------------   ------   ---------      -----      -----       ----------
John R. Prufeta       2001    $114,000         0                      425,000
President and CEO     2000    $120,000         0                      600,000
                      1999    $171,000(2)      0                      925,000

Louis E. Hyman,       2001    $156,625(3)      0                      250,000
Executive Vice
President and
Chief Technology
Officer

Patricia A.          2001     $197,000         0                      175,000
Minicucci            2000     $163,846         0                      400,000
Executive Vice
President for
Operations

Gary L. Smith(4),     2001    $197,000         0                      175,000
former Executive      2000    $  2,430         0                      250,000
Vice President and
Chief Financial
Officer

Brian R. Ellacott     2001    $165,000         0                      175,000
Senior Vice           2000    $125,769         0                      150,000
President

(1)  Other  annual  compensation,  except  as  noted,  is made up of  automobile allowances,  and disability and health insurance premiums,  in amounts less than 10% of the officer's annual salary plus bonus.

(2)  During 1999, Mr. Prufeta served as a consultant to the Company  pursuant to a  consulting  agreement  between the Company  and his  employer,  Creative
     Management  Strategies,  Inc., which company was paid or accrued the amount shown above and received options to purchase 25,000 shares of Common Stock, included in the amount shown. He became an employee of the Company in early
     2000.

(3)  During  2001,  Mr.  Hyman,  through  an  affiliated  entity,  served  as  a consultant  to Medix before he became a full time  employee  and  executive officer.  This amount includes the consulting  compensation to his firm. He also  received  a grant  of  options  to  purchase  20,000  shares  for his consulting services.

(4)  Mr. Smith's employment with the Company terminated in July, 2002.

     Stock Option Awards.  In August 1999,  our Board of Directors  approved and authorized  our 1999 Stock Option Plan (the "1999  Plan"),  which is intended to grant  either  non-qualified  stock  options  or  incentive  stock  options,  as described below. In 2000, our  shareholders  approved the 1999 Plan. The purpose of the 1999 Plan is to enable our company to provide  opportunities  for certain officers and key employees to acquire a proprietary  interest in our company, to increase  incentives  for such  persons to  contribute  to our  performance  and further  success,  and  to  attract  and  retain  individuals  with  exceptional business,  managerial and  administrative  talents,  who will  contribute to our progress, growth and profitability.

     Options  granted under our 1999 Plan include both  incentive  stock options
("ISOs"),  within the meaning of Section  422 of the  Internal  Revenue  Code of
1986, as amended (the "Code"),  and non-qualified stock options ("NQOs").  Under the terms of the Plan,  all officers  and  employees of our company are eligible for ISOs. Our company  determines in its discretion,  which persons will receive
ISOs, the applicable  exercise price,  vesting  provisions and the exercise term thereof.  The terms and  conditions  of option  grants  differ from  optionee to optionee and are set forth in the optionees'  individual stock option agreement.
Such options  generally vest over a period of one or more years and expire after up to ten years.  In order to qualify for certain  preferential  treatment under the Code,  ISOs must satisfy the statutory  requirements  thereof.  Options that fail to satisfy  those  requirements  will be deemed  NQOs and will not  receive preferential treatment under the Code. Upon exercise, shares will be issued upon payment of the exercise price in cash, by delivery of shares of Common Stock, by delivery of options or a combination of any of these methods. At our 2001 Annual
Meeting, our shareholders approved an increase of 3,000,000 shares to 13,000,000 as the amount of total  shares of our Common Stock  reserved for issuance  under the 1999 Plan.

     As of August 1, 2002,  we had issued  5,246,085  shares of our Common Stock upon exercise of options to current or former employees and directors,  and have
7,308,000  shares  currently  covered by outstanding  options held by current or former employees and directors, with exercise prices ranging form $.19 to $4.97.
Such  options  have been  granted  under the 1999 Plan and earlier  stock option plans.

                      Equity Compensation Plan Information
---------------------------------------------------------------------------------
                             (a)                 (b)                 (c)
   Plan Category          Number of       Weighted-average        Number of
                      Securities to be    Exercise Price of      Securities
                         Issued Upon         Outstanding          Remaining
                         Exercise of      Options, Warrants     Available for
                         Outstanding         and Rights        Future Issuance
                      Options, Warrants                         Under Equity
                         and Rights                          Compensation Plans
                                                                 (Excluding
                                                                 Securities
                                                                Reflected in
                                                                 Column (a))
--------------------------------------------------------------------------------

Equity Compensation
Plans Approved by         6,669,500             $1.39             6,330,500
Shareholders
--------------------------------------------------------------------------------

Equity Compensation
Plans Not Approved        8,272,779             $0.54                 0
by Shareholders
--------------------------------------------------------------------------------

Total                    14,942,279             $0.92             6,330,500
--------------------------------------------------------------------------------

     Option  information  for fiscal 2001 relating to the Named  Officers is set forth below:

                             Options Granted in 2001

Name           Number of         Percentage of        Exercise     Expiration    Valuation
               Shares of         Total Options          Price         Date      under Black-
             Common Stock          Granted to                                     Scholes
              Underlying         Employees in                                     Pricing
               Options               2001                                         Method(1)
             Granted in 2001
--------------------------------------------------------------------------------------------

John R. Prufeta   400,000             21.2%            $.62          4/17/06     $217,755
                   25,000              1.3%            $.60          3/23/06      $13,171
Louis E. Hyman    230,000             12.2%            $.61          5/14/06     $123,190
                   20,000              1.1%            $.70          3/03/03      $15,580
Patricia A.
Minicucci         150,000              7.9%            $.61          5/14/06      $80,341
                   25,000              1.3%            $.60          3/23/06      $13,171
Gary L. Smith     150,000              7.9%            $.61          5/14/06      $80,341
                   25,000              1.3%            $.60          3/23/06      $13,171
Brian R.
Ellacott          150,000              7.9%            $.61          5/14/06      $80,341
                   25,000              1.3%            $.60          3/23/06      $13,171

(1) The Black-Scholes  option-pricing  model estimates the options fair value by considering the following  assumptions:  the options exercise price and expected life, the underlying current market price of the stock and expected  volatility, expected  dividends and the risk free interest rate corresponding to the term of the option. The fair values calculated above use expected  volatility of 132%, a risk-free rate of 5.5%, no dividend yield and anticipated exercise at the end of the term.

               Option  Exercises and Year-End Values in Fiscal 2001

Name                 Shares     Value          Number of Shares           Value of Unexercised
                   Exercised   Realized     Underlying Unexercised        In-the-Money Options
                                             Options at Year-End             at Year-End(1)
                                          ---------------------------  --------------------------
                                          Exercisable   Unexercisable  Exercisable  Unexercisable
                                          -----------   -------------  -----------  -------------
John R. Prufeta        0           0      1,450,000(2)     500,000      $258,250      $80,000
Louis E. Hyman         0           0        112,500        137,500        $8,325      $12,375
Patricia A.            0           0        575,000              0       $16,000           $0
Minicucci
Gary L. Smith          0           0        325,000        100,000       $16,000           $0
Brian R. Ellacott      0           0        312,500         12,500       $16,000           $0
______________

(1) The dollar values are calculated by determining the difference between $0.70 per share,  the fair market value of the Common Stock at December 31, 2001,  and the exercise price of the respective options.
(2) Includes  options  covering 25,000 of these shares were granted to a company that is an affiliate of Mr. Prufeta for executive search services.

     Medix has no retirement,  pension or profit-sharing program for the benefit of its  directors,  executive  officers  or other  employees,  but the  Board of
Directors  may  recommend  one or more such programs for adoption in the future.
Medix does not make any contributions to its 401(k) Plan for its employees.

Employment Agreements

     Mr. Prufeta's Employment  Agreement,  which has an initial term of one year and renews in automatic one year increments thereafter, provides that he will be compensated at the base salary of $275,000  annually,  plus a bonus of $400,000, subject to certain performance criteria. He holds the positions of President and
Chief Executive  Officer and reports to the Board of Directors.  Pursuant to his
Employment  Agreement,  Mr. Prufeta has been granted options to purchase 200,000 shares of Common  Stock at $.70 per  share,  which vest upon the  occurrence  of certain performance goals. His Employment  Agreement provides for termination at any time by the employee with or without cause or by the Company with cause. The
Employment  Agreement  is also  subject to  termination  by the Company  without cause,  after  the  initial  one-year  of the term  subject  to the right of the employee to continue to receive  salary and pro-rata  bonus  compensation  for 6 months.  The  Employment  Agreement  also contains a non-compete  provision that extends  for a period  of one  year  after  termination  or  resignation  of the
employee,  as  well  as  certain  confidentiality   provisions.  The  Employment
Agreement  contains  provisions   providing  that,  upon  the  occurrence  of  a
"Triggering  Event"  (defined  to  include a change in  ownership  of 50% of the outstanding  shares of the Company's Common Stock through a merger or otherwise)
during the term of his  employment,  he will receive a lump sum payment equal to his then current year's base and bonus pay.

Ms. Minicucci's Employment Agreement,  which has an initial term of one year and renews in automatic one year  increments  thereafter,  provides that she will be compensated at the base salary of $245,000 annually,  plus eligibility for bonus consideration,  subject to certain performance criteria.  She holds the position of Executive Vice President,  Operations,  and reports to the President and CEO.
Pursuant to her Employment Agreement,  Ms. Minicucci has been granted options to purchase  125,000  shares of Common  Stock at $.70 per  share,  which  vest on a time-based  schedule.  Her Employment  Agreement provides for termination at any time by the employee  with or without  cause or by the Company  with cause.  The
Employment  Agreement  is also  subject to  termination  by the Company  without cause,  after  the  initial  one-year  of the term  subject  to the right of the employee to continue to receive  salary and pro-rata  bonus  compensation  for 6 months.  The  Employment  Agreement  also contains a non-compete  provision that extends  for a period  of one  year  after  termination  or  resignation  of the
employee,  as  well  as  certain  confidentiality   provisions.  The  Employment
Agreement  contains  provisions   providing  that,  upon  the  occurrence  of  a
"Triggering  Event"  (defined  to  include a change in  ownership  of 50% of the outstanding  shares of the Company's Common Stock through a merger or otherwise)
during the term of her employment,  she will receive a lump sum payment equal to her then current year's base and bonus pay.

     Mr. Lerner's  Employment  Agreement,  which has an initial term of one year and renews in automatic one year increments thereafter, provides that he will be compensated at the base salary of $207,000 annually,  plus eligibility for bonus consideration,  subject to certain performance  criteria. He holds the positions of  Executive  Vice  President  and Chief  Financial  Officer and reports to the
President and CEO.  Pursuant to his  Employment  Agreement,  Mr. Lerner has been granted  options to purchase  275,000  shares of Common Stock at $.38 per share, which vest upon a time-based  schedule.  His Employment  Agreement  provides for termination  at any time by the employee with or without cause or by the Company with cause.  The  Employment  Agreement  is also subject to  termination  by the
Company  without  cause,  after the initial  one-year of the term subject to the right  of the  employee  to  continue  to  receive  salary  and  pro-rata  bonus compensation for 6 months. The Employment  Agreement also contains a non-compete provision that extends for a period of one year after termination or resignation of the employee, as well as certain confidentiality  provisions.  The Employment
Agreement  contains  provisions   providing  that,  upon  the  occurrence  of  a
"Triggering  Event"  (defined  to  include a change in  ownership  of 50% of the outstanding  shares of the Company's Common Stock through a merger or otherwise)
during the term of his  employment,  he will receive a lump sum payment equal to his then current year's base and bonus pay.

     Mr. Hyman's original Employment Agreement, which had an initial term of two years,  ending on May 14, 2003, provided that he be compensated at the salary of
$ 200,000  annually.  In 2002, the Company  executed a new Employment  Agreement which  has an  initial  term of one  year  and  renews  in  automatic  one  year increments  thereafter,  provides that he will be compensated at the base salary of $225,000  annually,  plus  eligibility  for bonus  consideration,  subject to certain performance  criteria. He holds the position of Executive Vice President and Chief Technology Officer,  and reports to the President and CEO. Pursuant to his  original  Employment  Agreement,  he has been  granted  options to purchase
230,000  shares of Common  Stock at $0.61 per share,  which vest over the 2-year term of his  original  Employment  Agreement.  Pursuant  to his  new  Employment
Agreement,  Mr. Hyman has been  granted  options to purchase  125,000  shares of
Common  Stock at $.70 per share,  which  vest upon a  time-based  schedule.  His
Employment  Agreement  provides for termination at any time by the employee with or without cause or by the Company with cause. The Employment  Agreement is also subject to termination by the Company without cause,  after the initial one-year of the term subject to the right of the  employee to continue to receive  salary and pro-rata bonus  compensation  for 6 months.  The  Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of his  employment,  he will  receive a lump sum payment equal to his then current year's base and bonus pay

     Mr. Ellacott's Employment Agreement,  which has an initial term of one year and renews in automatic one year increments thereafter, provides that he will be compensated at the base salary of $180,000 annually,  plus eligibility for bonus consideration,  subject to certain performance  criteria.  He initially held the position  of Senior Vice  President,  Business  Development,  and  recently  was appointed as Senior Vice President and Southeast  Division Market CEO, reporting to  the  Executive  Vice  President,  Operations.  Pursuant  to  his  Employment
Agreement,  Mr.  Ellacott has been granted  options to purchase 50,000 shares of
Common  Stock at $.59 per share,  which  vest upon a  time-based  schedule.  His
Employment  Agreement  provides for termination at any time by the employee with or without cause or by the Company with cause. The Employment  Agreement is also subject to termination by the Company without cause,  after the initial one-year of the term subject to the right of the  employee to continue to receive  salary and pro-rata bonus  compensation  for 6 months.  The  Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of his  employment,  he will  receive a lump sum payment equal to his then current year's base and bonus pay

Board Compensation Committee Report on Executive Compensation

     The  Compensation  Committee  of the Board of Directors  (the  "Committee")
administers   the  Medix  stock  option   plans  and   oversees  our   executive
compensation,  subject  to  approval  of its  recommendations  by the  Board  of
Directors.  Executive compensation includes base salaries, annual incentives and long  term  stock  option  plans,  as  well  as any  executive  benefits  and/or prerequisites.

     Our general compensation  philosophy for our executive officers,  including our  Chief  Executive  Officer  ("CEO"),  is to offer  competitive  compensation packages that are designed to attract and retain key executives  critical to the success of the Company.  At present,  packages include annual cash  compensation
(salaries)  and  long-term  compensation  consisting  of options to purchase the
Company's  stock,  to  align  the  interests  of  management  with  those of the
Company's  shareholders.  Beginning with calendar year 2002,  executive packages will  include  variable  amounts of annual  bonus  potential,  tied to  specific performance goals for the Company and the individual  executives.  The Committee intends to review the performance and  compensation of executives  annually,  in conjunction  with the performance of the Company.  Incentive Stock Option awards are based upon the Committee's judgment as to the relative rank and contribution of each  executive  (or other  employee)  to the  success  and  survival  of the
Company.

     In addition,  the Company has entered into  employment  agreements with its executive officers, as outlined earlier in this report.

                                                  Compensation Committee,

                                                  Dr. David B. Skinner, Chairman
                                                  Ms. Joan E. Herman
                                                  Mr. John T. Lane

Compensation Committee Interlocks and Insider Participation

     In 1999, we entered into  agreements  with  WellPoint  Pharmacy  Management
("WPM") to implement a pilot program for the introduction of  Cymedix(R)software to healthcare  providers  identified by WPM.  After the required  testing of the software,  the  agreements  provide  for a  production  program to  install  the software  broadly among WPM managed  providers.  One of the agreements  provides that Medix will nominate a representative  of WPM to be elected to the Company's
Board of  Directors.  Ms. Herman is that  representative.  Such  agreement  also provided that WPM would be granted warrants  evidencing the right to purchase up to 6,000,000  shares of Common Stock,  which vest upon the occurrence of certain performance criteria.  The agreement provides for the grant of warrants covering
3,000,000  shares  with an  exercise  price of $0.30  per  share,  and  warrants covering  3,000,000  shares  with an  exercise  price of $0.50  per  share,  all expiring five years from the date of grant, September 8, 2004. In February 2002, the warrant agreement was amended to revise the performance  criteria and to add an additional right to purchase up to 1,000,000  additional  shares at $1.75 per share. At March 15, 2002,  warrants covering  1,850,000  shares,  exercisable at
$.30 per share, had vested.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

     The following  graph and data points table compare the  performance  of the
Company's common stock with the performance of the AMEX-U.S. Index, as adjusted, and as provided by the American Stock Exchange and a Custom  Composite  Index (4
stocks) over the five year period  extending  through the end of 2001. The graph and tabular  information  assume that $100 was  invested on December 31, 1996 in the Company's common stock, the AMEX-U.S.  Index and the Custom Composite Index, with any dividends being reinvested. The Company has provided this graph and the tabular  information using publicly available  information that it has no reason to believe is not accurate.  However,  the Company takes no  responsibility  for such information.

     The Custom Composite Index includes Cybear, AllScripts, WebMD and ProxyMed, companies  that the Company  believes are its peers and that are involved in the same or similar lines of business.  The Company believes that this peer group is a better comparison than broader indices, which are publicly available. Data for
Cybear, AllScripts and WebMD were not available for periods prior to 1999.

               Based on the reinvestment of $100 beginning December 31, 1996

            12/31/1996  12/31/1997 12/31/1998  12/31/1999 12/31/2000  12/31/2001

   Medix       $100         $23         $9        $288       $100        $65
Resources,
 Inc. (1)
 AMEX U.S.     $100        $125       $134        $177       $166       $151
 Index (as
 adjusted)
  Custom       $100         $98       $165        $138        $16        $20
 Composite
   Index

(1)  Medix  acquired its Cymedix  Internet  software  and  services  business in
     January of 1998. Before then it operated only a medical temporary  staffing business.  It did not dispose of all of its medical staffing business until
     February 2000.

                       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since 1996, we have had a policy that any  transactions  with  directors or officers or any  entities in which they are also  officers  or  directors  or in which  they  have a  financial  interest,  will only be on terms  that  would be reached in an arms-length  transaction,  consistent with industry  standards and approved by a majority of our disinterested directors. This policy provides that no such  transaction  shall be either  void or voidable  solely  because of such relationship  or interest of such directors or officers,  or solely because such directors  are present at the meeting of the Board of  Directors  or a committee thereof  that  approves  such  transaction,  or solely  because  their votes are counted for such purpose.  In addition,  interested  directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee  thereof  that  approves  such a  transaction.  We have also adopted a policy that any loans to officers,  directors  and 5% or more  shareholders  are subject to  approval by a majority of the  disinterested  directors.  All of the transactions described below have been approved according to this policy.

     Before Mr.  Prufeta was elected to our Board of Directors in 1999,  OnPoint
Partners (formerly known as Creative Management  Strategies)  ("OPP"), a company partially owned by Mr. John Prufeta,  entered into agreements with us to provide executive search services and sales and marketing  services to us. In connection with those agreements,  we issued a 3-year option to acquire up to 25,000 shares of our Common Stock at an exercise price of $0.55 per share to OPP. We also paid such company $71,000 during 1999. In addition,  for Mr. Prufeta's  service to us as Chief Executive Officer until he became a full-time  employee,  and the above services  provided by the  affiliated  company,  we have paid $110,000 to OPP in
2000.  At the time Mr.  Prufeta  became a  full-time  employee of the Company in
January of 2000, such agreements with OPP were terminated. During 2001 and 2000,
we  have  paid  OPP  approximately  $111,000  and  $93,000,   respectively,   as
reimbursements  for rents and  services  for our former New York  office  space, which was  leased in the name of OPP.  In  addition,  we have paid OPP  employee search  fees of  approximately  $38,361  and  $152,000  during  2001  and  2000, respectively,  for their employee search services.  OPP is a recognized provider of  executive  and  employee  search  services  to all areas of the health  care industry,  and  provides  its  services  to us at standard  rates.  The Board of
Directors,  through the Audit Committee, reviews and approves of any contractual arrangements with OPP.

     We have entered into a consulting  agreement with Mr. Samuel Havens,  which provides that we pay Mr. Havens $5,000 per month for his consulting  services in connection with our marketing  efforts.  During 2001, we paid Mr. Havens $20,000 for his services. Mr. Havens deferred his monthly payment from May, 2001 through
March,  2002.  Currently,  the accrued  amount payable to Mr. Havens is $55,000.
Monthly payments began again in April, 2002.

     See "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider
Participation" for a description of other related party transactions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following  table sets forth certain  information  regarding  beneficial ownership of Common Stock as of August 1, 2001,  by (i) each person known by the
Company to own  beneficially  more than 5 % of the outstanding  shares of Common
Stock, (ii) each director and executive officer and (iii) all executive officers and directors as a group. On such date, we had 62,923,624 shares of Common Stock outstanding.  Shares not outstanding but deemed  beneficial1y owned by virtue of the right of any  individual  to acquire  shares  within 60 days are  treated as outstanding  only when  determining  the amount and  percentage  of Common Stock owned by such individual.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

     Name and Address              Number of Shares         Percentage of Class
     ----------------              ----------------         -------------------

      John R. Prufeta                2,453,000(1)                  3.8%
 420 Lexington Ave., Suite 1830
    New York, New York

       John T. Lane                    705,000(2)                  1.1
      94 Sixth Street
   Garden City, New York

     Samuel H. Havens                  255,000(3)                    *
   58 Winged Foot Drive
  Livingston, New Jersey

      Joan E. Herman                      None(4)                    0%
     One Wellpoint Way
 Thousand Oaks, California

    Patrick W. Jeffries                355,000(5)                    *
     One Wellpoint Way
 Thousand Oaks, California

       Guy L Scalzi                    230,000(6)                    *
  The Chrysler Building,
        37th Floor
  42nd and Lexington Ave.
    New York, New York

  David B. Skinner, M.D.               230,000(7)                    *
   525 East 68th Street
    New York, New York

      Louis E. Hyman                   355,000(8)                    *
 420 Lexington Ave., Suite 1830
    New York, New York

   Patricia A. Minicucci               737,500(9)                  1.2%
 420 Lexington Ave., Suite 1830
    New York, New York

      Mark W. Lerner                    78,125(6)                    *
 420 Lexington Ave., Suite 1830
    New York, New York

      Brian Ellacott                   400,000(10)                   *
    101 Village Parkway
       Building One
     Marietta, Georgia

All directors and executive          5,798,725                     8.6%
officers as a group (11 persons)
*Less than 1% of the outstanding shares
___________________

(1)  Mr.  Prufeta  owns  862,000  shares of  Common  Stock,  with the  remainder available upon the exercise of warrants and options held by him.
(2)  Mr. Lane owns 62,500 of these shares,  the remainder are available upon the conversion or exercise of convertible preferred stock, warrants and options held by him, including 50 shares of the Company's 1999 Series B Convertible
     Preferred  Stock (100% of the  outstanding  shares of that  class),  and 25 shares of the Company's 1999 Series C Convertible  Preferred  Stock (25% of
     the outstanding shares of that class).
(3)  Mr. Havens owns 12,500 of these shares,  with the remainder  available upon the exercise of warrants and options held by him.
(4)  Ms. Herman has declined the grant of any options based on WellPoint company policy.
(5)  Mr. Jeffries owns 62,500 of these shares, with the remainder available upon the exercise of warrants and options held by him.
(6)  Represents   shares  of  Common  Stock   available  upon  the  exercise  of
     outstanding options.
(7)  Dr. Skinner owns 200,000 of these shares, with the remainder available upon the exercise of options held by him.
(8)  Mr. Hyman owns 50,000 of these shares,  with the remainder  available  upon the exercise of warrants and options held by him.
(9)  Ms.  Minicucci  owns 50,000 of these shares,  with the remainder  available upon the exercise of warrants and options held by her.
(10) Mr. Ellacott owns 25,000 of these shares, with the remainder available upon the exercise of warrants and options held by him.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires directors  and  executive  officers,  and  persons  who own  more  than 10% of a registered  class  of a  company's  equity  securities,  to file  with the U. S.
Securities and Exchange  Commission  initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity  securities.
Officers, directors and greater than 10% shareholders are required by Securities and Exchange  Commission  regulations  to furnish the Company with copies of all
Section 16(a) reports they file. Based solely upon such reports, we believe that none of such persons  failed to comply with the  requirements  of Section  16(a)
during 2001.

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
        INCREASE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

     The Board of Directors  has  determined  that it is in the best interest of the Company to amend the  Company's  Articles of  Incorporation  to increase the number of authorized  shares of the Company's  Common Stock from  100,000,000 to
125,000,000.  The text of the proposed  Articles of Amendment is attached hereto as Exhibit A.

     As of August 8, 2002, there were 62,923,624  shares of the Company's Common
Stock  outstanding,  leaving  37,076,376  shares of Common Stock  authorized but unissued.  However,  as  of  August  8,  2002,  the  Company  had  entered  into commitments to issue (i) 7,308,000  shares of its Common Stock upon the exercise of  outstanding  options,  (ii)  18,310,312  shares of its Common Stock upon the exercise  of  warrants,  (iii)  310,000  shares  of its  Common  Stock  upon the conversion of  outstanding  Preferred  Stock of the Company,  and (iv) 3,000,000
shares of its Common Stock upon the conversion of outstanding  Promissory Notes.
Further, an additional  6,330,500 shares,  under the Company's 1999 Stock Option
Plan,  may be issued  upon the  exercise  of options  yet to be  granted.  These commitments,  in the aggregate,  obligate the Company, on a contingent basis, to issue up to 35,258,812 of the  Company's  Common Stock,  which almost equals the
37,076,376  shares of authorized  but unissued  Common Stock out of which it can satisfy such obligations.

     In addition to satisfying  the Company's  current  commitments as described above, the Company will be required to raise  additional  capital to finance its operations and to finance the development of its  subsidiary's  Cymedix software products.  The purpose of the proposed  Amendment includes providing the Company with greater  flexibility in financing these cash requirements,  by providing it with adequate authorized Common Stock to commit in future financings.  The Board of Directors  has  determined  that the Company soon will be  restricted  in its financing options due to the limited amount of authorized but unissued shares of
Common Stock provided for in its Articles of Incorporation. Therefore, the Board
has determined that the Company's  Articles of Incorporation  must be amended to authorize  additional shares of Common Stock that may then be issued as approved by the  Company's  Board of  Directors.  The  Company is  currently  funding its operations principally by issuing common stock and warrants from time to time in private  transactions  at a  discount  to  market.  Failure  to  authorize  this amendment  could  limit  the  Company's  ability  to raise  capital  to fund its operations

     The Company's shareholders will have no appraisal rights under Colorado law with  respect to the  Amendment  or any equity  financing  that the  Company may undertake  after  its  adoption.  In  addition,  shareholders  do not  have  any preemptive  rights to  participate in any future  issuance of Common Stock,  and therefore will suffer dilution of ownership upon such issuance.  The issuance of additional  shares could also have the effect of diluting the earnings per share and book value of existing shares of Common Stock. Although the authorization of the additional shares is not intended as an anti-takeover device, the additional shares could be used to dilute the stock  ownership  of persons  seeking to gain control of the Company,  which could preclude existing  shareholders from taking advantage of such a situation.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE 'FOR'  APPROVAL  OF THE  ARTICLES OF
AMENDMENT TO THE ARTICLES OF INCORPORATION.  SUCH AMENDMENT SHALL BE APPROVED IF
A PLURALITY OF THE SHARES  REPRESENTED  AT THE SPECIAL  MEETING VOTE IN FAVOR OF
THE AMENDMENT.

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed  Ehrhardt  Keefe Steiner & Hottman PC, independent public accountants,  to audit the Company's financial statements for the 2002 fiscal year and recommends that the Company's  Shareholders ratify such appointment. The same firm audited the Company's financial statements last year.
Representatives  of  Ehrhardt  Keefe  Steiner & Hottman  PC are  expected  to be present at the Annual Meeting, and will have the opportunity to make a statement if they  desire,  and are  expected to be  available  to respond to  appropriate questions.

     Ehrhardt  Keefe  Steiner & Hottman  PC  billed by the Company the amount of
Audit Fees identified in the table below for professional  services rendered for the audit of our annual  financial  statements  for the fiscal year 2001 and the review of quarterly  financial  statements  included in our Quarterly Reports on
Forms  10-Q  filed during that year. In addition,  in 2001, that firm billed the amount  identified  as  All  Other  Fees  in the  table  below  for  tax-related consulting and other professional services.

                             Auditors' Fees in 2001

  Audit Fees:
    Annual audit                            $66,472
    Quarterly reviews                       $28,039
  Financial Information Systems
    Design and Implementation Fees          $     0
  All Other Fees                            $20,085

     The Audit  Committee of the Board of Directors has  considered  whether the provision  of the services  represented  by All Other Fees in the table above is compatible with maintaining our accountant's  independence.  The Audit Committee concluded that our  accountant's  independence  was not compromised by providing these services.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE 'FOR' THE  RATIFICATION  OF EHRHARDT
KEEFE STEINER & HOTTMAN PC TO AUDIT THE COMPANY'S  FINANCIAL  STATEMENTS FOR THE
2001 FISCAL  YEAR.  SUCH  APPOINTMENT  SHALL BE  RATIFIED IF A PLURALITY  OF THE
SHARES  VOTED ON THE  PROPOSAL  AT THE ANNUAL  MEETING ARE VOTED IN FAVOR OF THE
APPOINTMENT.

                             AUDIT COMMITTEE REPORT

     The Audit  Committee of our Board of Directors has three  members,  who are independent  directors as required by The American Stock Exchange.  They are Ms.
Joan E.  Herman,  Chair of the  Committee,  Mr.  John T.  Lane and Dr.  David B.
Skinner. They have provided this report to the shareholders.

     The Committee's  principal  function is to oversee the Company's  financial reporting process on behalf of the Board of Directors.  The Company's management has the primary  responsibility  for preparing our financial  statements and our reporting  process,  including the  Company's  system of internal  controls.  In carrying out its duties, the Committee provides an open avenue of communications between the Board of Directors,  management and the Company's independent public accountants.  Our independent public  accountants are ultimately  accountable to the Board and the Committee and are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting  principals.  The Audit  Committee  Charter,  adopted by the Board of
Directors, specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities.  Copies of the Charter are available to its shareholders of record upon written request to the Company.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements  of the Company for the fiscal year ended  December 31, 2001 with the
Company's management and independent accountants.  The Audit Committee discussed with Ehrhardt,  Keefe,  Steiner & Hottman PC, our independent  public accounting firm,  the matters  required to be discussed by Statement on Auditing  Standards
No. 61  (Communications  with Audit  Committees).  The Audit  Committee has also received and reviewed the written disclosures and letter from that firm required by  Independence  Standards  Board Standard No.1  (Independence  Discussion with
Audit Committees) and has discussed its independence with representatives of the firm.

     Based  upon  the  above  review  and   discussions,   the  Audit  Committee
recommended  to the Board of Directors the  inclusion of Company's  2001 audited financial  statements in our 2001 Annual Report on Form 10-K for filing with the
Securities and Exchange Commission.

                                  OTHER MATTERS

     Management knows of no other matters to be submitted to the Annual Meeting.
If any other  matters  properly come before the Annual  Meeting,  it is intended that the  person  named in the  enclosed  form of Proxy  will vote such Proxy in accordance with his judgment.

               ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A copy of the  Company's  Annual  Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the  Securities and Exchange  Commission, is enclosed herewith as the Company's Annual Report to Shareholders.  Additional
copies  thereof may be  obtained by  Shareholders,  without  charge,  by written request to Investor  Relations  Department,  Medix  Resources,  Inc.,  7100 East
Belleview Ave., Suite 301, Englewood, CO 80111, (303) 741-2045.

                              ARTICLES OF AMENDMENT                    Exhibit A
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                              MEDIX RESOURCES, INC.

     Pursuant to the  provisions of the Colorado  Business  Corporation  Act, as amended (the "Act"),  Medix Resources,  Inc., a corporation  organized under the laws of the State of Colorado, by its President, does hereby certify as follows:

     1. The name of the Corporation is Medix Resources, Inc.

     2. The Board of Directors of said Corporation has consented to,  authorized and passed resolutions at a meeting duly held on August 20, 2002, declaring that the amendment to the Articles of Incorporation contained herein is advisable and decided to present such amendment to the  shareholders of the Corporation at the
Annual Meeting of shareholders.

     3. Upon notice given to each shareholder of record entitled to vote on such amendment to the Articles of  Incorporation  in accordance with the requirements of the Act, the Annual Meeting of the  shareholders  of the Corporation was held on October 8, 2002, at which meeting holders  representing a quorum were present in  person  or  represented  by  proxy,  and the  number  of votes  cast for the amendment by each voting group entitled to vote  separately on the amendment was sufficient for approval by the voting group.

     4. The amendment approved was as follows:

     Section I of Article IV of the  Corporation's  Articles of Incorporation is
amended in its entirety to read as follows:

     "Section 1.  Classes and Shares  Authorized.  The total number of shares of
Common Stock that the  Corporation  shall have authority to issue is One Hundred
Twenty-Five Million  (125,000,000)  shares of Common Stock, $0.001 par value per share. The total number of shares of Preferred Stock that the Corporation  shall have authority to issue is Two Million Five Hundred Thousand  (2,500,000) shares of Preferred Stock, $1.00 par value per share."

     5. Medix Resources, Inc. has caused these Articles of Amendment to Articles of  Incorporation  to be  filed,  effective  as of the date of  filing  of these
Articles of Amendment to Articles of  Incorporation  with the Secretary of State of the State of Colorado.

    [Form of Proxy Card]
                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 October 8, 2002

The undersigned  hereby appoints each of John R. Prufeta and Mark W. Lerner,  as proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the  undersigned  at the Company's  2002 Annual  Meeting of
Shareholders  to be  held  on  October  8,  2002  and at any  adjournment(s)  or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of the
Company  standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED  "FOR"  ITEMS 1, 2 AND 3. In their  discretion,  the  proxies  are  hereby authorized  to vote upon such other  business  as may  properly  come before the
Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies  heretofore given by the undersigned.  In the event any nominee listed  below is unable or  declines  to serve as a director  at the time of the
Annual Meeting, this proxy will be voted for any nominee who shall be designated by the then Board of Directors  to fill the vacancy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.  Election of Directors.............FOR ALL NOMINEES [  ]       WITHHOLD AUTHORITY [  ]
                                  (except as indicated below)    to vote for all nominees

Nominees: - Samuel H. Havens and Guy L. Scalzi, terms of 3 years

To  withhold  authority  to  vote  for  any  individual   nominee,   write  that
individual's name in this space:

--------------------------------------------------------------------------------

2.   To  approve  the   proposed   amendment  to  the   Company's   Articles  of
     Incorporation  to  increase  the number of shares of the  Company's  Common
     Stock authorized for issuance from 100 million to 125 million.

                      FOR [  ]     AGAINST [  ]       ABSTAIN [  ]

3.   Ratify the selection by the Board of Directors of Ehrhardt  Keefe Steiner &
     Hottman  as the  Company's  independent  public  accountants,  to audit the financial statements of the Company for the 2002 fiscal year:

                      FOR [  ]     AGAINST [  ]       ABSTAIN [  ]

                                    Please sign exactly as name appears at left:

                                    Signature:
                                    ____________________________________

                                    Second Signature (if held jointly):
                                    ___________________________________________

                                    Date: _________________

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a  corporation,  please  sign  in the  corporate  name  by  president  or  other authorized  officer.  If a  partnership,  please  sign  in  partnership  name by authorized person.

PLEASE MARK,  SIGN,  DATE AND MAIL THIS PROXY CARD  PROMPTLY  USING THE ENCLOSED
ENVELOPE.